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TIFF INVESTMENT PROGRAM

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania 19087

TIFF Multi-Asset Fund

INFORMATION STATEMENT

June 27, 2022

Important Notice Regarding

Internet Availability of this Information Statement:

This Information Statement is available at

https://www.tipfunds.org

This Information Statement is being furnished to all persons owning shares (“members”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program (“TIP”), to provide members with information regarding: (i) an amendment (the “amendment”) to the existing money manager agreement and fee schedule between TIP, on behalf of the Fund, and Amundi Asset Management US, Inc. (“AmundiUS”); and (ii) a money manager agreement between TIP and CenterBook Partners LP (“CenterBook”), a new money manager managing assets on behalf of the Fund. This Information Statement explains why the Board of Trustees of TIP (the “Board” or the “Trustees”), all of whom are not “interested persons” of TIP, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the amendment with AmundiUS and the new money manager agreement with CenterBook. Among other things, this Information Statement describes generally the terms of the existing agreement and the amendment with AmundiUS and the new money manager agreement with CenterBook and provides information about AmundiUS and CenterBook.

A Notice of Internet Availability of the Information Statement is being mailed on or about June 27, 2022 to members of record as of May 31, 2022.

Multi-Asset Fund is providing this Information Statement solely for your information. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement consists of two parts:

PART I contains information relating to Multi-Asset Fund, the existing agreement and the amendment with AmundiUS, the money manager agreement with CenterBook, the multi-manager method employed by TIP and its investment adviser, TIFF Advisory Services, Inc. (“TAS”), and TIP’s advisory agreement with TAS on behalf of Multi-Asset Fund.

PART II contains information about TIP, TAS, AmundiUS and CenterBook, and other miscellaneous items.

I.            MONEY MANAGER AGREEMENTS WITH AMUNDIUS AND CENTERBOOK

Introduction

Multi-Asset Fund operates on a “multi-manager” basis, which means that its assets are divided into multiple segments and those segments are managed by different investment management firms as money managers to the Fund. TAS manages a portion of Multi-Asset Fund’s assets directly and is also responsible for determining the appropriate manner in which to allocate assets among money managers, supervising money managers, and making recommendations to the TIP Board about money managers, investment mandates, and the Fund’s investment policies and strategies. There is no pre-specified target allocation of assets to any particular money manager. Each money manager manages one or more segments of Multi-Asset Fund pursuant to a money manager agreement between the money manager and TIP, on behalf of Multi-Asset Fund.

During an in-person meeting held on April 26, 2022 (the “April Meeting”), the Board evaluated and approved the amendment to the existing money manager agreement and fee schedule with AmundiUS and the money manager agreement with a new money manager, CenterBook, on behalf of Multi-Asset Fund. The amendment to the existing money manager agreement and fee schedule with AmundiUS and the money manager agreement with CenterBook became effective May 1, 2022 and April 27, 2022, respectively.

In general, a mutual fund cannot enter into a new investment advisory agreement or materially amend an existing investment advisory agreement unless the members (or shareholders) of that mutual fund vote to approve the agreement. Multi-Asset Fund, however, has entered into an amendment to the existing money manager agreement and fee schedule with AmundiUS and the money manager agreement with CenterBook, without seeking the vote of members in accordance with an exemptive order (the “Exemptive Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”). The Exemptive Order permits TAS and the TIP funds, subject to TIP board approval, to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving member approval of those contracts. The Exemptive Order does not apply to the advisory agreement with TIP’s investment adviser, TAS, or any amendments to such agreement. This Information Statement is being provided to all members of Multi-Asset Fund to provide information relating to the amendment to the existing money manager agreement and fee schedule with AmundiUS and the money manager agreement with CenterBook as required by one of the conditions of the Exemptive Order.

Description of the Advisory Agreement with TAS

TAS acts as investment adviser to the Fund pursuant to an Advisory Agreement dated as of December 16, 2014 (the “Advisory Agreement”). The Advisory Agreement is substantially the same as the Amended and Restated Advisory Agreement dated as of June 1, 2011 between TAS and TIP’s predecessor, TIFF Investment Program, Inc. (“TIP Inc.”). Effective December 16, 2014, TIP Inc., a Maryland corporation, was reorganized into TIP, a Delaware statutory trust (the “Reorganization”)1. The Advisory Agreement, which was initially approved by the Trustees of TIP at a meeting held on September 11, 2014, was last submitted to a vote of the sole shareholder of TIP on December 16, 2014. The purpose of submission of the Advisory Agreement to the sole shareholder was to seek approval of the Advisory Agreement in connection with the Reorganization. The Board last approved the continuance of the Advisory Agreement for Multi-Asset Fund at a meeting held on June 23-24, 2022 (the “June Meeting”). TAS has served as Multi-Asset Fund’s investment adviser since the Fund’s inception on March 31, 1995.

1 Similarly, TIFF Multi-Asset Fund, which was a series of TIP Inc., was reorganized into a series of TIP, the Delaware statutory trust, which series continues to be known as TIFF Multi-Asset Fund. References in this information statement to “Multi-Asset Fund” or the “Fund” include the TIFF Multi-Asset Fund series of TIP Inc. or TIP, the Delaware statutory trust, or both, as the context of the sentence requires.

Under the Advisory Agreement, TAS manages the investment program of Multi-Asset Fund and performs such duties as the Board and TAS agree are appropriate to support and enhance the investment program of the Fund. The Advisory Agreement provides that TAS will seek to achieve the Fund’s investment and performance objectives by identifying and recommending to the Board external money managers for Multi-Asset Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, and employing certain risk management and other investment techniques.

Under Multi-Asset Fund’s Advisory Agreement, the Fund pays TAS, on a monthly basis, an annualized fee of 0.25% on the first $1 billion of Multi-Asset Fund’s average daily net assets; 0.23% on the next $1 billion of assets; 0.20% on the next $1 billion of assets; and 0.18% on assets exceeding $3 billion. For the fiscal year ended December 31, 2021, Multi-Asset Fund paid TAS for its services to the Fund under the Advisory Agreement advisory fees of $3,747,157. For the fiscal year ended December 31, 2021, the management fees earned by the Fund’s external money managers were $5,432,136 in the aggregate.

TAS also provides certain administrative and other services to TIP pursuant to a services agreement. Under the services agreement, TAS receives on a monthly basis an annualized fee of 0.02% of the Fund’s average daily net assets for such services provided to Multi-Asset Fund. For the fiscal year ended December 31, 2021, the fees paid to TAS by Multi-Asset Fund under the services agreement were $331,499.

The Amendment to the Existing Money Manager Agreement between TIP and AmundiUS

AmundiUS manages certain assets of Multi-Asset Fund. In connection with its annual review of TIP’s investment advisory and money manager agreements and fees (the “Annual Review”) at the June Meeting, the Board approved the continuance of the money manager agreement between TIP, on behalf of AmundiUS, including the amendment for another one-year term commencing July 1, 2023. Because Multi-Asset Fund operates pursuant to the Exemptive Order, the AmundiUS money manager agreement was not required to be, and has not been, submitted to a vote of members.

At the April Meeting, TAS recommended, and the Trustees approved, the amendment to the existing money manager agreement and fee schedule with AmundiUS in connection with a proposal to invest certain assets of Multi-Asset Fund in a leveraged mortgage credit risk-transfer (“CRT”) strategy. AmundiUS manages three separate investment mandates for Multi-Asset Fund. The first investment mandate focuses on US Treasury inflation-protected securities, but may include other US Treasury obligations such as US Treasury bonds, notes, or bills, or other US Treasury or agency obligations, as from time to time determined by AmundiUS in consultation with TAS. US Treasury futures or other derivatives may be used as part of this strategy. In managing this portfolio, AmundiUS focuses on duration (as directed by TAS), maturity, yield, relative valuations, and security selection. The second investment mandate (which, together with the first investment mandate discussed above, is referred to as the “Beta Account”) is a portfolio composed of US Treasury securities. US Treasury futures or other derivatives may be used as part of this strategy. In managing this portfolio, AmundiUS focuses on duration (as directed by TAS), maturity, yield, relative valuations, and security selection. The amendment incorporates a third investment mandate (referred to as the “CRT Account”), the CRT strategy, with this portfolio invested in CRT securities using leverage obtained primarily via reverse repurchase agreements, and includes a new fee schedule, as more fully described below, to apply to the new CRT Account. During the fiscal year ended December 31, 2021, the aggregate money manager fees earned by AmundiUS for the Beta Account were $26,819. There were no other changes to the existing money manager agreement as a result of the amendment.

Upon the recommendation of TAS, and after considering a variety of factors (as described below under “Consideration of Amended Money Manager Agreement and Proposed Fee Schedule with Amundi Asset Management, US, Inc.), the Trustees voted on April 26, 2022 to approve the amendment to the existing money manager agreement with AmundiUS to become effective as of May 1, 2022. The terms of the existing money manager agreement are more fully described below under “Description of the Existing Money Manager Agreement and the Amendment.”

Consideration of Amended Money Manager Agreement and Proposed Fee Schedule with Amundi Asset Management US, Inc.

The Board evaluated and approved the amendment to the existing money manager agreement with Amundi US. In considering the amendment to the existing money manager agreement, the Board took into account information it had received in connection with its annual review of TIP’s investment advisory and money manager agreements and fees on June 29-30, 2021 (the “2021 Annual Review”), including information with respect to the money manager agreement with AmundiUS. The Board noted that, at that time, it had approved the continuance of the money manager agreement between TIP, on behalf of Multi-Asset Fund, and AmundiUS for another one-year term, commencing July 1, 2021.

In connection with the 2021 Annual Review, the Board had requested and considered a wide range of information from TAS and AmundiUS of the type it regularly considers when determining whether to continue Multi-Asset Fund’s money manager agreements as in effect from year to year. In approving the amendment to the existing money manager agreement and fee schedule, the Board considered the same factors and information that it considered in approving the continuance of the money manager agreement with Amundi at the 2021 Annual Review, as well as such other information as the Board considered appropriate. During the 2021 Annual Review, the Board considered information regarding AmundiUS’s personnel and services, investment mandate, investment strategies and philosophies, portfolio management, performance, and fees and expenses. Information about AmundiUS’s brokerage practices was also provided, including allocation methodologies, best execution policies, commission rates, and soft dollar program, as applicable. In addition, the Board considered information with respect to the compliance, risk management, and administration of AmundiUS, including, but not limited to, its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting AmundiUS.

The Board noted that the purpose of the amendment to the existing money manager agreement and fee schedule was to reflect the implementation of the new investment strategy and to provide the payment of fees related to that new strategy. The Board noted that, other than reflecting the implementation of the new strategy and related fees, the terms of AmundiUS’s current money manager agreement remained unchanged since its review and approval as part of the 2021 Annual Review. In this regard the Board considered the materials provided by TAS discussing the amendment to the existing money manager agreement and fee schedule. The Board considered information regarding the new strategy, its past performance, AmundiUS’s personnel and services related to the new strategy, and fees and expenses. The Board also considered the additional advisory services AmundiUS was expected to provide to Multi-Asset Fund, the investment and leverage risks presented by the new investment strategy that AmundiUS intended to employ, related operational and compliance matters, additional costs related to the implementation of the new strategy and related risks, and other information deemed relevant.

The Board also noted that TAS materials included a statement that AmundiUS represented that the amendment to the existing money manager agreement and fee schedule is not expected to result in any change in the nature, quality or extent of the advisory services that AmundiUS currently provides to Multi-Asset Fund, or in the personnel or management teams responsible for providing those services, other than that required to implement the new strategy.

The Board also noted that in connection with the 2021 Annual Review, the Board (1) considered a memorandum from its independent counsel setting forth the Board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the Board should consider in its evaluation of a money manager agreement; and (2) reviewed AmundiUS’s responses to a questionnaire prepared by the Trustees’ independent counsel requesting information necessary for the Trustees’ evaluation of the money manager agreement with Amundi.

The Board noted the information received at regular meetings throughout the year related to the services rendered by AmundiUS concerning the management of Multi-Asset Fund’s portfolio. The Board’s evaluation of the services provided by AmundiUS took into account the Board’s knowledge and familiarity gained as Board members regarding the scope and quality of AmundiUS’s investment management capabilities. The Board concluded that, overall, it was satisfied with the nature, quality, and extent of the services currently being provided by AmundiUS, and expected to be provided by AmundiUS. Consistent with the approach taken by the Board at the 2021 Annual Review, the Board did not specifically consider the profitability or expected profitability of AmundiUS resulting from their relationship with Multi-Asset Fund because AmundiUS is not affiliated with TAS or TIP, except by virtue of serving as a money manager to Multi-Asset Fund, and the fees to be paid to AmundiUS were negotiated on an arm’s-length basis in a competitive marketplace. The Board noted that the proposed management fee for the new investment strategy to be implemented by AmundiUS on behalf of Multi-Asset Fund did not include breakpoints that would enable Multi-Asset Fund to benefit from economies of scale, but did include a performance fee which aligned AmundiUS’s interests with those of Multi-Asset Fund.

The Board based its evaluation on the material factors presented to it at the April Meeting and at the 2021 Annual Review and discussed above, including (1) the terms of the amendment to the existing money manager agreement and fee schedule; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services expected to be provided and any additional benefits expected to be received by AmundiUS in connection with providing services to Multi-Asset Fund in the future; (3) the nature, quality, and extent of the services expected to be performed by AmundiUS; (4) the overall organization, skills and experience of AmundiUS in managing the existing portfolio for Multi-Asset Fund; and (5) the contribution of AmundiUS towards the overall performance of Multi-Asset Fund.

After carefully considering the information summarized above and all factors deemed to be relevant, the Board unanimously voted to approve the amendment to the existing money manager agreement and fee schedule. Prior to a vote being taken, the Board met separately in executive session to discuss the appropriateness of the amendment to the existing money manager agreement and fee schedule and other considerations.

In their deliberations with respect to these matters, the Trustees were advised by their independent legal counsel. The Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The Trustees concluded that the amendment to the existing money manager agreement and fee schedule was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in the agreement were fair and reasonable. In the Board’s view, approving the amendment to the existing money manager agreement and fee schedule was desirable and in the best interests of Multi-Asset Fund and its members. In arriving at its decision to approve the amendment to the existing money manager agreement and fee schedule, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations.

Description of the Existing Money Manager Agreement and the Amendment

The amendment to the existing money manager agreement with AmundiUS for Multi-Asset Fund is included as Appendix A to this Information Statement. The following description of the existing money manager agreement and the amendment thereto is qualified in its entirety by reference to the full text of the agreement and to the amendment.

The existing money manager agreement with AmundiUS provides that AmundiUS will manage the investment and reinvestment of certain assets of Multi-Asset Fund allocated to it from time to time by TAS, subject to the supervision of the Board and TAS. The existing money manager agreement requires AmundiUS to give primary consideration to obtaining “best execution” – the best overall terms available to the Fund under the circumstances and in the relevant market – in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund. In evaluating the terms available for executing particular transactions and in selecting broker-dealers, AmundiUS may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) provided by such broker-dealers. AmundiUS is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if AmundiUS determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. In addition, the existing money manager agreement includes provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement, and restricts AmundiUS from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of the Fund, except under certain circumstances. None of these provisions was changed by the amendment.

The amendment included a new fee schedule that applied to the CRT Account. AmundiUS is compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly, is 0.20% per year on net assets comprising the CRT Account. For the performance-based fee, AmundiUS receives 15% of the amount by which the performance of the CRT Account exceeds the performance of a hurdle. The hurdle is the United States 30 Day Average SOFR Secured Overnight Financing Rate, plus 9.00%. The performance fee is paid on net assets redeemed from the CRT Account. The fee formula for the Beta Account mandate, which did not change as a result of the amendment, is an asset-based fee. For the Beta Account, AmundiUS receives 0.03% per year on the first $500 million of assets and 0.02% per year on amounts above $500 million on all assets comprising the Beta Account.

The existing money manager agreement provides that it: (i) will continue in effect for a period of one year from the date of the agreement, and thereafter from year to year if the continuance of the agreement is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be further amended by mutual consent of the parties thereto, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund; (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the Board of Trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by AmundiUS, in each case with at least 30 days’ written notice; and (iv) will terminate automatically in the event of its “assignment,” as defined in the 1940 Act. These provisions were not changed by the amendment.

The existing money manager agreement provides that AmundiUS shall not be liable to Multi-Asset Fund, TIP, or TAS for any error of judgment, but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by AmundiUS in providing services under the existing money manager agreement or from reckless disregard by AmundiUS of its obligations and duties under the existing money manager agreement. These provisions were not changed by the amendment.

The Money Manager Agreement between TIP and CenterBook

At the April Meeting, the Board considered TAS’s recommendation that CenterBook be added as a money manager for Multi-Asset Fund. TAS recommended that CenterBook be added as a money manager for Multi-Asset Fund based on a number of factors, including but not limited to CenterBook’s backtested performance and experience and its investment approach and strategy. CenterBook manages a diversified portfolio of both long and short positions in a global universe of equities traded publicly in the US and internationally. CenterBook uses alpha signals extracted from the research and position data of a diversified group of independent, process-oriented fundamental equity managers and combines them with quantitative position sizing and risk management to achieve a diversified portfolio which seeks to deliver attractive attributes of fundamental long/short, multi-manager and systematic strategies in a best ideas portfolio. Using a proprietary, multi-year dataset, CenterBook may have long exposure of up to 150% of net assets and short exposure of up to 85% of net assets, with an aggregate gross exposure limit of 220% of net assets. Actual long and short exposures will vary according to market conditions.

Upon the recommendation of TAS, and after considering a variety of factors (as described below under “Consideration of Code of Ethics, Money Manager Agreement, and Compliance Policies and Procedures for CenterBook Partners LP”), the Trustees voted to approve the money manager agreement with CenterBook. The terms of the money manager agreement are more fully described below under “Description of the Money Manager Agreement with CenterBook.”

Consideration of Code of Ethics, Money Manager Agreement, and Compliance Policies and Procedures for CenterBook Partners LP

During the April Meeting, The Board evaluated and approved the money manager agreement with CenterBook. In this regard, the Board requested and considered a wide range of information from CenterBook and TAS, the investment advisor to Multi-Asset Fund, and reviewed this information with TAS staff and separately in executive session with the Trustees’ independent legal counsel. Among other matters, the Board considered information regarding CenterBook’s history, personnel and services, investment strategies and philosophies and portfolio management, including the experience of CenterBook’s investment personnel. The Board also considered CenterBook’s potential portfolio holdings, fees and expenses, and information detailing the performance and back-testing of CenterBook’s investment strategies. The Board noted that the proposed management fee for the investment strategy to be implemented by CenterBook on behalf of Multi-Asset Fund included breakpoints that would enable Multi-Asset Fund to benefit from CenterBook’s economies of scale and a performance fee that aligned CenterBook’s interests with those of Multi-Asset Fund. Information about CenterBook’s proposed brokerage practices was also provided. In addition, the Board considered information with respect to the compliance and administration of CenterBook, including, but not limited to, its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting CenterBook.

The Board also considered a memorandum from its independent counsel setting forth the Board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the Board should consider in its evaluation of the money manager agreement with CenterBook. The Board also reviewed CenterBook’s responses to a questionnaire prepared by the Trustees’ independent counsel requesting information necessary for the trustees’ evaluation of the money manager agreement with CenterBook. In addition, during the April Meeting, TAS staff (1) reviewed the process undertaken and due diligence performed in assessing CenterBook as a possible money manager for Multi-Asset Fund, and (2) responded to additional questions from the Board regarding, among other things, CenterBook’s operating structure and compliance program, including information about CenterBook’s operational and compliance staffing and the level of resources dedicated to CenterBook’s compliance functions.

The Board also considered a number of additional factors in evaluating the money manager agreement with CenterBook. The Board considered the advisory services CenterBook was expected to provide to Multi-Asset Fund; the investment risks presented by the investment strategy that CenterBook intended to employ; the potential benefits of including CenterBook as a money manager to Multi-Asset Fund; operational matters and additional costs related to the implementation of CenterBook’s investment strategies and related risks, and other information deemed relevant.

The Board concluded that, overall, it was satisfied with the nature, quality, and extent of the services expected to be provided by CenterBook. The Board did not specifically consider the profitability or expected profitability of CenterBook resulting from its relationship with Multi-Asset Fund because CenterBook is not affiliated with TAS or TIP, except by virtue of serving as a money manager to Multi-Asset Fund, and the fees to be paid to CenterBook were negotiated on an arm’s-length basis in a competitive marketplace.

The Board based its evaluation on the material factors presented to it and discussed above, including (1) the terms of the money manager agreement with CenterBook; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services expected to be provided and any additional benefits expected to be received by CenterBook in connection with providing services to Multi-Asset Fund in the future; (3) the nature, quality, and extent of the services expected to be performed by CenterBook; (4) the nature and expected effects of adding CenterBook as a money manager to Multi-Asset Fund.

After carefully considering the information summarized above and all factors deemed to be relevant, the Board unanimously voted to approve the money manager agreement with CenterBook. Prior to a vote being taken, the Board met separately in executive session to discuss the appropriateness of the money manager agreement with CenterBook and other considerations.

In their deliberations with respect to these matters, the Trustees were advised by their independent legal counsel. The Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The Trustees concluded that the money manager agreement with CenterBook was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in the agreement were fair and reasonable. In the Board’s view, approving the money manager agreement with CenterBook was desirable and in the best interests of Multi-Asset Fund and its members. In arriving at its decision to approve the money manager agreement with CenterBook, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations.

Description of the Money Manager Agreement with CenterBook

The money manager agreement with CenterBook for Multi-Asset Fund is included as Appendix B to this Information Statement. The following description of the money manager agreement is qualified in its entirety by reference to the full text of the agreement.

The money manager agreement with CenterBook provides that CenterBook will manage the investment and reinvestment of certain assets of Multi-Asset Fund allocated to it from time to time by TAS, subject to the supervision of the Board and TAS. The money manager agreement requires CenterBook to give primary consideration to obtaining “best execution” – the most favorable price and efficient execution reasonably available to the Fund under the circumstances and in the relevant market – in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund. In evaluating the terms available for executing particular transactions and in selecting broker-dealers, CenterBook may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) provided by such broker-dealers. CenterBook is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if CenterBook determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. In addition, the money manager agreement includes provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement, and restricts CenterBook from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of the Fund, except under certain circumstances.

The money manager agreement provides that CenterBook will be compensated in part based on assets and in part based on performance. Both the asset-based fee and the performance-based fee decrease as CenterBook’s total assets under management increase. The manager receives an asset-based fee ranging from 0.40% to 1.15% per year for the first three years, and ranging from 0.25% to 1% per year after the first three years, on all assets comprising the portfolio and a performance-based fee ranging from 10% to 20% of the amount by which the value of the portfolio exceeds the value of a hurdle account, determined by reference to the MSCI ACWI 100% Hedged to USD Index and less the asset-based fee incurred during the calculation period, calculated over 12-month periods ending December 31.

The money manager agreement with CenterBook provides that it: (i) will continue in effect for a period of two years from the date of the agreement, and thereafter from year to year if the continuance of the agreement is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be further amended by mutual consent of the parties thereto, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund (such as the Exemptive Order); (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the Board of Trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by CenterBook, in each case with at least 30 days’ written notice; and (iv) will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The money manager agreement provides that CenterBook shall not be liable to Multi-Asset Fund, TIP, or TAS for any error of judgment, but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by CenterBook in providing services under the money manager agreement or from reckless disregard by CenterBook of its obligations and duties under the money manager agreement.

Additional Fee Information

The following table summarizes Multi-Asset Fund’s expenses for its fiscal year ended December 31, 2021. The table also shows a pro forma estimate of what such 2021 expenses would have been during that year had the fee schedules in the amended money manager agreement with AmundiUS and the new money manager agreement with CenterBook been in effect during that year. The table reflects only the asset-based portion of the AmundiUS and CenterBook fee schedules but does not reflect the performance-based components because it is not known how such portfolios would have performed during the period. The table is designed to facilitate an understanding of the potential impact of the new arrangements on Multi-Asset Fund’s fees and expenses. Actual Fund fees and expenses will differ from those presented here due in part to factors such as the amount of Fund assets managed by each money manager, the performance achieved by those money managers having performance-based fee schedules, and the Fund’s average net assets during relevant periods.

	Multi-Asset Fund
	2021 Actual Expenses		2021 Pro Forma Expenses
Shareholder Fees	None		None
(fees paid directly from your investment

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%		0.62	% [a]
Other Expenses	0.37%		0.37	% [a]
Other Expenses	0.17%		0.16%
Expenses for Securities Sold Short	0.20%		0.21%
Acquired Fund Fees and Expenses	0.52%		0.52%
Total Annual Fund Operating Expenses	1.44	% [b]	1.51	% [a]

[a] Pro Forma Management Fees, Other Expenses and Total Annual Fund Operating Expenses show an estimate of what the Fund’s expenses would have been in 2021 had the fee schedules in the amended money manager agreement with AmundiUS and the new money manager agreement with CenterBook had been in effect during 2021.  In each case, the restated fees and expenses show only the effects of the asset-based portion of the fee schedules but not the performance-based portion of the fee schedules.

[b] Total Annual Fund Operating Expenses may not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of the prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Cost of Investing Example

This example is intended to help members compare the cost of investing in Multi-Asset Fund with the cost of investing in other mutual funds. In calculating the example, the actual expenses of Multi-Asset Fund during 2021 are used, as are pro forma estimates of what such 2021 expenses would have been had AmundiUS and CenterBook served as money managers for Multi-Asset Fund during the year under the new arrangements described herein, as shown in the expense table above. The pro forma expenses do not reflect the performance-based component of AmundiUS’s and CenterBook’s fee schedules. The actual and pro forma examples assume that a member invests $10,000 in the Fund for the time periods indicated, and then redeems all of their shares at the end of those periods. The examples also assume that the investment has a 5% return each year and the Fund’s operating expenses remain the same based upon the expenses as shown in the fee table above. Actual costs may be higher or lower.

	Multi-Asset Fund
	2021 Actual	2021 Pro Forma
One Year	$147	$154

Three Years	$456	$477

Five Years	$787	$824

Ten Years	$1,724	$1,802

II.            OTHER INFORMATION

Information about TIP

TIP is a no-load, open-end management investment company comprised at present of one investment vehicle. TIP was organized as a statutory trust under Delaware law on September 11, 2014 and consists of Multi-Asset Fund. On December 16, 2014, each series of TIP assumed the assets and liabilities of the corresponding series of TIP Inc. as part of the Reorganization. TIP Inc. was originally incorporated under Maryland law on December 23, 1993, and its Multi-Asset Fund series commenced operations on March 31, 1995. Multi-Asset Fund is available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations.

Information about TAS

TIFF Advisory Services, Inc. is the investment adviser to Multi-Asset Fund. TAS’s principal offices are located at 170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087. TAS seeks to achieve Multi-Asset Fund’s investment and performance objectives in part by identifying and recommending to the Board external money managers for the Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, managing directly a portion of the Fund’s portfolio, and employing certain risk management and other techniques designed to enhance returns. Each money manager is responsible for the day-to-day investment decisions for that portion of Multi-Asset Fund’s assets allocated to it. Each money manager specializes in a particular market or utilizes a particular investment style. TAS invests in futures contracts and other derivative instruments, duration investments, exchange-traded and open-ended funds, and other securities and financial instruments, including US treasury obligations, in accordance with the Fund’s investment objective, policies and restrictions.

Additional Information about AmundiUS

The following persons are the principal executive officer and directors of Amundi Asset Management US, Inc.:

Lisa Jones, President and Chief Executive Officer

Patrice Blanc, Executive Vice President, Chief Operating Officer, Americas, Director

Vincent Mortier, Director

Bernard de Wit, Director

Dominique Carel-Billiard, Director

Kenneth Taubes, Chief Investment Officer, Director

Timothy D. Rowe (Managing Director and Senior Portfolio Manager), Gregory R. Palmer (Vice President and Portfolio Manager), Noah Funderburk, CFA (Senior Vice President and Portfolio Manager) and Jonathan Scott, CFA (Senior Vice President and Portfolio Manager) are all portfolio managers of AmundiUS. AmundiUS is a wholly owned subsidiary of Amundi US, Inc., which in turn, is a wholly owned subsidiary of Amundi Holdings US, Inc. Amundi Holdings US, Inc. is a wholly owned subsidiary of Amundi Asset Management. Amundi Asset Management is a wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. a French credit institution. Credit Agricole S.A. currently holds 70% of Amundi’s share capital. SAS Rue La Boetie owns 55.9% of the voting securities issued by Credit Agricole S.A. The business address of AmundiUS, Amundi US, Inc., Amundi Holdings, US, Inc., Amundi Asset Management, and the principal executive officer and directors is 60 State Street, Boston, MA 02109. The business address of Amundi is 90 Boulevard Pasteur 75015 Paris, France. The business address of Credit Agricole S.A. is 50 Avenue Jean Jaurès 92 120 Montrouge, France and that of SAS Rue La Boetie is 48 Rue la Boetie Paris, 75008 France.

AmundiUS is not an investment adviser to any other registered investment companies with an investment objective similar to that of Multi-Asset Fund.

Additional Information about CenterBook

David Stemerman (Co-Founder, Chief Executive Officer and Chief Investment Officer) co-founded CenterBook Partners LP in 2020 and has been with the firm since that time. Chris White (Head of Portfolio Implementation and Risk) joined CenterBook in 2020. CBP-AT Members LP, a Delaware limited partnership owns 85% of the voting securities issued by CenterBook Partners LP.  CenterBook Partners, LLC, a Delaware limited liability company, serves as the general partner to CenterBook Partners LP.  Alpha Theory, LLC, a North Carolina limited liability company, is the sole owner and managing member of the general partner.  Alpha Theory owns 99% of the voting securities issued by CBP-AT Members LP.  Cameron Hight, Co-Founder and Chairman of the Executive Board of CenterBook Partners LP, controls CenterBook through his controlling interest of 39% of the voting securities issued by Alpha Theory.  The business address of CenterBook Partners LP, its general partner, and Mr. Stemerman is 55 Railroad Avenue, Greenwich, CT 06830.  The business address of Alpha Theory, LLC and Mr. Hight is 5701 Westpark Drive, Suite 105, Charlotte, NC, 28217.

CenterBook is not an investment adviser to any other registered investment companies with an investment objective similar to that of Multi-Asset Fund.

Certain Brokerage Matters

When selecting brokers or dealers, TAS and the money managers are authorized to consider the “brokerage and research services,” as defined in Section 28(e) of the Exchange Act, provided to Multi-Asset Fund, to TAS, or to the money manager. TAS and the money managers may cause Multi-Asset Fund to pay a commission to a broker or dealer who provides such brokerage and research services which is in excess of the commission another broker or dealer would have charged for effecting the transaction. TAS or the money manager, as appropriate, must determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. Reasonableness will be viewed in terms of that particular transaction or in terms of all the accounts over which TAS or the money manager exercises investment discretion.

Interests of Trustees and Officers of the Fund

To the knowledge of Multi-Asset Fund, no Trustee of TIP has any substantial interest, direct or indirect, by security holdings or otherwise, in the money manager agreements with AmundiUS or CenterBook. No Trustee purchased or sold securities of or interests in AmundiUS or CenterBook, or any entity directly or indirectly controlling or controlled by AmundiUS or CenterBook since January 1, 2022. No Trustee or officer of TIP is an officer, employee, director, general partner, or shareholder of AmundiUS or CenterBook. No Trustee or officer of TIP owns securities of or has any material direct or indirect interest in AmundiUS or CenterBook or any other person controlling, controlled by, or under common control with AmundiUS or CenterBook. No Trustee of TIP had any material interest, direct or indirect, in any material transactions in which AmundiUS or CenterBook, or any entity directly or indirectly controlling or controlled by AmundiUS or CenterBook, is or was a party since January 1, 2022, or has such an interest in any such proposed transactions.

Information Regarding the Service Providers to Multi-Asset Fund

Custodian, Administrator, Fund Accounting Agent, Transfer Agent, Registrar, and Dividend Disbursing Agent. State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the custodian of TIP’s assets as well as its administrator, fund accounting agent, transfer agent, registrar, and dividend disbursing agent. As custodian, State Street may employ sub-custodians outside the United States.

Distributor.  Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor of TIP’s shares.

Outstanding Shares and Significant Shareholders

As of May 31, 2022, Multi-Asset Fund had 96,784,808.944 shares outstanding.

As of May 31, 2022, Research Triangle Institute RTI International (located at 3040 East Cornwallis Road, Research Triangle Park, NC 27709) is the beneficial owner of 10,100,357 (10.43%) of the outstanding shares of Multi-Asset Fund.

As of May 31, 2022, East Tennessee Foundation (located at 520 W. Summit Hill Dr. SW, Knoxville, TN 37902) is the beneficial owner of 6,648,467.888 (6.87%) of the outstanding shares of Multi-Asset Fund.

As of May 31, 2022, Shadyside Hospital Foundation (located at 532 South Aiken Avenue #302, Pittsburgh, Pennsylvania 15232) is the beneficial owner of 4,003,748.918 (4.14%) of the outstanding shares of Multi-Asset Fund.

As of May 31, 2022, the Trustees and officers of TIP as a group owned less than 1% of the outstanding shares of Multi-Asset Fund.

Annual and Semi-Annual Reports

TIP’s annual report for the fiscal year ended December 31, 2021, and semi-annual report for the period ended June 30, 2021, were previously distributed to members. The semi-annual report for the period ending June 30, 2022 is expected to be distributed to members on or about August 29, 2022. TIP will furnish, without charge, an additional copy of its most recent annual report and semi-annual report to any member requesting such reports. To request a copy of such reports, members should contact TIFF Member Services by mail, telephone, or email using the contact information below or by visiting the SEC’s website at www.sec.gov.

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

1-800-984-0084

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Member-specific account data: memberservices@tiff.org

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Appendix A

Amendment 1 to the

Money Manager Agreement and Schedule I

This Amendment 1 (“Amendment 1”) to the money manager agreement (the “Agreement”) between TIFF Multi-Asset Fund, a series of TIFF Investment Program and Amundi Asset Management US, Inc. is effective as of May 1, 2022 (“Effective Date”).

RECITALS

WHEREAS, TIFF Multi-Asset Fund, a series of TIFF Investment Program (“TIP”) entered into the Agreement dated as of November 12, 2015 with Amundi Smith Breeden LLC, (“ASB”), with ASB’s obligations under the Agreement subsequently assumed by Amundi Pioneer Institutional Asset Management, Inc., (“APIAM”) under the Assumption of Money Manager Agreement between ASB and APIAM dated as of December 1, 2017; and

WHEREAS, APIAM merged with and into its affiliate Amundi Pioneer Asset Management, Inc., a Securities & Exchange Commission registered investment adviser, as of January 1, 2021, and the name of the surviving entity was changed to Amundi Asset Management US, Inc. (“Amundi US”) and Amundi US assumed all of the rights, duties, and obligations of its predecessor entities under the Agreement with TIP; and

WHEREAS, TIP and Amundi US now seek to amend Schedule I to the Agreement to add Schedule I-D reflecting a new investment mandate.

NOW THEREFORE, intending to be legally bound the parties agree as follows:

1.	Amendment

a.	Pursuant to Section 11: Amendment of the Agreement, the parties hereby agree that Schedule I-D as attached hereto shall be added to the Schedule I of the Agreement as attached hereto.

2.	Miscellaneous.

a.	This Amendment shall be effective as of May 1, 2022.
b.	Except as amended hereby, the Agreement shall remain in full force and effect.
c.	All capitalized terms used herein shall have the meanings given to them in the Agreement unless otherwise defined herein.
d.	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Rest of page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto execute this Amendment 1 effective on the Effective Date specified in the first paragraph of this Agreement.

TIFF Investment Program

By TIFF Advisory Services, Inc., investment manager

/s/ Robert Zion
Signature

Robert Zion, COO
Print Name/Title

4/27/2022
Date

Amundi Asset Management US, Inc.

/s/ Gregg Dooling
Signature

Gregg Dooling / CFO
Print Name/Title

4/27/2022
Date

Schedule I-D
Dated as of May 1, 2022

to the
Money Manager Agreement (the “Agreement”)

Dated as of November 12, 2015
between
Amundi US (the “Manager”) and
TIFF Investment Program for its TIFF Multi-Asset Fund (the “Fund”)

This fee schedule shall apply to the Managed Account generally referred to by the parties as the CRT Account with a mandate focused on investing in Credit Risk Transfer (CRT) securities sponsored by Fannie Mae and Freddie Mac within their Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR) programs using funds borrowed through reverse-repurchase agreements.

As compensation for the services performed pursuant to this Agreement, the Fund will pay to the Manager a fee which is composed of an Asset-Based Fee and a Performance-Based Fee.

1.	Asset-Based Fee

The Manager shall be entitled to an Asset-Based Fee accrued at a rate of 0.20% per year, calculated against the Net Assets of the CRT Account.

2.	Performance-Based Fee

The Manager shall accrue a Performance-Based Fee, calculated as follows:

i.	The Hurdle Rate is a percentage, reflecting the accrual of United States 30 Day Average Secured Overnight Financing Rate plus 9%, during the period.
ii.	The Performance Rate is the percentage appreciation or depreciation in the Net Assets of the CRT Account during the period, adjusted for subscriptions and redemptions, and net of the period’s accrual of the Asset-Based Fee.
iii.	The cumulative accrued Performance-Based Fee shall begin at zero. For each subsequent period, the cumulative accrued Performance-Based Fee shall change by an amount equal to (a) 15%, multiplied by (b) the Performance Rate minus the Hurdle Rate, multiplied by (c) the Net Assets of the CRT Account at the beginning of the period. For the avoidance of doubt, the cumulative accrued Performance-Based Fee can be either greater than or less than zero.
iv.	The start date for the measurement of Performance-Based Fee shall be the earlier of (i) 60 days subsequent to the date of the initial funding of the CRT Account, or (ii) the date at which the CRT Account reaches a liabilities-to-assets ratio of 65%.
v.	The Performance-Based Fee is paid only when assets are redeemed from the CRT Account and only to the extent that the cumulative accrued Performance-Based Fee is positive at the time of redemption.

vi.	In the event of a partial redemption:

a.	If the cumulative accrued Performance-Based Fee is positive, inclusive of any gains or losses realized in completing the redemption, then a pro-rata portion of the cumulative accrued Performance-Based Fee becomes payable, and shall be paid, to the Manager.
b.	If the cumulative accrued Performance-Based Fee is negative, inclusive of any gains or losses realized in completing the redemption, then the cumulative accrued Performance-Based Fee is made less negative by a pro-rata portion.
c.	In both cases, the pro-rata portion is calculated as (i) the partial redemption amount divided by (ii) the Net Assets of the CRT Account inclusive of any gains or losses realized in completing the redemption.

vii.	In the event of a full redemption:

a.	the cumulative accrued Performance-Based Fee, if positive, is payable to the Manager only upon completion of the redemption, with the cumulative accrued Performance-Based Fee reflecting the final performance of the CRT Account, inclusive of any gains or losses realized during the full redemption.

viii.	For the avoidance of doubt, payments of the Performance-Based Fee can only be paid by the Fund to the Manager. The Manager will not pay the Fund if at the time of a redemption, the cumulative accrued Performance-Based Fee is negative.

ix.	For the avoidance of doubt, the Manager will not reimburse the Fund for previous payments of Performance-Based Fees if subsequent performance of the CRT Account reduces the remaining cumulative accrued Performance-Based Fee.

3.	Net Assets

Net Assets as of any date shall mean (i) the total market value of the assets in the CRT Account determined in accordance with the applicable provisions of the Agreement (that is, the total market value of all long portfolio holdings plus other assets, including cash and cash equivalents and accrued interest), minus (ii) all liabilities payable with respect to the CRT Account (that is, the market value of short portfolio holdings plus all other liabilities, including repurchase agreement borrowings, all accrued expenses, fees, and charges but excluding the CRT Account’s Asset-Based Fee and Performance-Based Fee), using values determined by the Fund’s custodian.

4.	Procedures

The Manager and the Fund will enter into an agreement within 30 days of executing the Investment Management Agreement that will address the procedures for communication and payment of fees.

Appendix B

Money Manager Agreement

This Money Manager Agreement (the “Agreement”) is between TIFF Investment Program (“TIP”), a Delaware statutory trust, for its TIFF Multi-Asset Fund (the “Fund”), and CenterBook Partners LP (the “Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is effective as of April 27, 2022 (the “Effective Date”).

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

TIP wishes to retain the Manager to render advisory services to the Fund and the Manager is willing to render those services.

In consideration of the mutual covenants herein contained, and each of TIP and the Manager intending to be legally bound, it is agreed as follows:

1.	Managed Assets

The Manager will provide investment management services with respect to assets placed with the Manager on behalf of the Fund from time to time. Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.” Subject to the Manager’s approval, the Fund may make additions to the Managed Assets at any time. In addition, the Fund may withdraw all or a portion of the Managed Assets from this management arrangement at any time, provided, however, that the Fund will endeavor to provide at least 45 calendar days’ notice to the Manager prior to any withdrawal.

2.	Appointment and Powers of Manager; Investment Approach

(a)          Appointment. TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b)          Powers. Subject to the supervision of the board of trustees of TIP and subject to the supervision of TIFF Advisory Services, Inc. (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a). TIP, acting on behalf of the Fund, grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), hold, and dispose of (by sale, exchange, or otherwise) securities and other investments and provide the necessary instructions on behalf of the Fund to brokers and custodians to effect the transactions;

(ii)	determine what portion of the Managed Assets will be held uninvested; and

(iii)	enter into such agreements and make such representations (including representations regarding the purchase of securities and other instruments for investment) as may be necessary or proper in connection with the performance by the Manager of its duties hereunder.

(c)          Power of Attorney. To enable the Manager to exercise fully the discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. The Manager hereby accepts this appointment.

(d)          Voting. The Manager shall be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets, provided, however, that the Manager shall comply with any instructions received from the Fund as to the voting of securities and handling of proxies.

(e)          Independent Contractor. Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f)          Reporting. The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings.

3.	Requirements; Duties

(a)           Requirements. In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)	the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(ii)	TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of beneficial interest in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”);

(iii)	the Manager’s Investment Guidelines, which may be amended from time to time through mutual agreement by TAS and the Manager in writing;

(iv)	written instructions and directions of the board of trustees of TIP; and

(v)	written instructions and directions of TAS.

(b)          Responsibility with Respect to Actions of Others. TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers. To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements. It is understood and agreed that, except as provided in Section 3(a) above, the Manager shall not be responsible under this Agreement for monitoring the Fund’s overall compliance with any provision of the 1940 Act, or any other federal or state law or regulation. If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law or regulation as the Fund or TAS may reasonably specify to effect compliance.

(c)            Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, the Manager will act in the best interests of the Fund and shall use reasonable care and its best judgment in matters relating to the Fund. The Manager will not deal with the Managed Assets in its own interest or for its own account.

(d)            Valuation. The Manager shall not be responsible for calculating the Net Asset Value of the Fund’s portfolio or making final decisions on the value of portfolio securities used to calculate such net asset value, but must review regularly the pricing of the Managed Assets as made available by or on behalf of the Fund. The Manager agrees to notify the Fund promptly if the Manager reasonably believes that the value of any portfolio security comprising the Managed Assets may not reflect fair value. The Manager agrees to provide upon request any pricing information of which the Manager is aware to the Fund, to TAS, or to the Fund’s administrator to assist in the determination of the fair value of any portfolio security for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s valuation procedures for the purpose of calculating the Fund’s Net Asset value in accordance with procedures and methods established by the board of trustees of TIP.

4.	Recordkeeping and Reporting

(a)            Records. The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund's request. Upon termination of this Agreement, the Manager shall promptly return records that are the Fund's property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request. The Manager may retain copies of records furnished to the Fund.

(b)            Reports to Custodian. The Manager shall provide to the Fund's custodian and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

(c)            Other Reports. The Manager shall render to the board of trustees of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

5.	Purchase and Sale of Securities

(a)            Selection of Brokers. The Manager shall place all orders for the purchase and sale of securities on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, nor any of its "affiliated persons," as defined in the 1940 Act, will act as principal with respect to the Managed Assets nor will the Manager execute any portfolio transactions for the Managed Assets with a broker or dealer which is (i) an affiliated person of the Fund; (ii) principal underwriter of the Fund's shares; or (iii) an affiliated person of  such an affiliated person, unless such transactions are: (a) exempt under applicable law or regulation, including under Rule 10f-3(b) or Rule 17a-10; (b) exempt under applicable law or regulation and executed in accordance with the Fund’s procedures adopted thereunder, including the exemptions provided by Rule 10f-3(c) or Rule 17a-7, and the Fund’s Rule 10f-3 procedures or Rule 17a-7 procedures, as the case may be; or (c) executed in accordance applicable law or regulation and executed in accordance with the Fund’s procedures adopted thereunder, including Rule 17e-1 and the Fund's Rule 17e-1 procedures. TIP agrees that it will provide the Manager with a written list of such brokers and dealers and will, from time to time, update such list as necessary.  The Manager agrees that it will provide TIP or TAS with a written list of brokers and dealers that are affiliates of the Manager and will, from time to time, update such list as necessary.

In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

(b)            Aggregating Orders. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other advisory clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

6.	Management Fees; Expenses

(a)            Management Fees. Schedule I attached hereto sets out the fees to be paid by the Fund to the Manager no later than the last day of the month immediately following the end of the period to which the fee relates.

(b)            Expenses. The Manager shall furnish at its own expense all of its own office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions. The Fund (and not the Managed Assets) will be responsible for its own fees and expenses; provided, however that the following expenses will be paid from the Managed Assets: (i) sub-custodian transaction charges related to investments by the Managed Assets in foreign markets, (ii) the Manager’s management fees, (iii) brokerage commissions incurred by the Managed Assets, (iv) short sale transaction charges, memo pledging costs, and borrowing costs related to short sale activities by the Managed Assets, and (v) capital gains taxes in jurisdictions in which non-resident investors are assessed taxes, if any. For all other expenses not specifically assumed by the Manager or Managed Assets hereunder, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for them. Expenses borne by the Fund include, but are not limited to, (i) general custodial fees for the Managed Assets and (ii) interest (excluding interest related to short sale activities) and taxes, if any, payable by the Fund. In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses only if authorized in advance by the Fund.

7.	Non-Exclusivity of Services

The Manager is free to act for its own account and to provide investment management services and advice to others. The Fund acknowledges that the Manager and its affiliates, officers and employees, and the Manager's other clients, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund. Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for their own account or for the account of another client. The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager’s affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to Fund and that the Manager may be restricted from trading the securities of issuers about which it is in possession of material nonpublic information.

8.	Delegation of Services to Affiliates

The Fund acknowledges and agrees that the Manager may, in its discretion, utilize personnel employed by its affiliates to perform services pursuant to this Agreement by way of a “participating non-US affiliate” agreement in accordance with, and to the extent permitted by, the 1940 Act and the Advisers Act, including the published interpretations thereof by the U.S. Securities and Exchange Commission (“SEC”) or its staff. Should such participating non-US affiliate agreement cease to meet the requirements of the 1940 Act or the Advisers Act, including published interpretations thereof by the SEC or its staff, the Manager’s authority to utilize personnel of its affiliates in the performance of its duties hereunder shall terminate immediately and the Manager shall promptly inform TIP and TAS. For the avoidance of doubt, the Manager acknowledges and agrees that it assumes full responsibility for all actions, and any failure to act, by each person utilized to perform services under this Agreement.

9.	Liability

The Manager shall not be liable to the Fund, TIP, or TAS for any loss arising out of any portfolio investment or disposition hereunder, except a loss arising out of any breach of fiduciary duty or a loss arising out of willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement. Nothing in this Agreement shall constitute a waiver or limitation of any rights that the Fund, TIP, or TAS may have with any provision of the federal securities laws, rules, and regulations adopted thereunder.

10.	Representations

(a)            The Manager hereby represents to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

(b)            The Manager represents that it is in material compliance with all applicable laws, rules, and regulations, both federal and state.

(c)            TIP hereby represents to the Manager that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

(d)            TIP acknowledges receipt of Parts 2A and B of the Manager’s Form ADV.

(e)            TIP represents that TIP and the Fund are in material compliance with all applicable laws, rules, and regulations, both federal and state.

11.	Term

This Agreement shall continue in effect for a period of two (2) years from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) the Manager, in each case with at least 30 calendar days' written notice from the terminating party and on the date specified in the notice of termination.

The rights and obligations that are provided in section (f) of Paragraph 2, Paragraph 9 and Paragraph 19 shall survive the cancellation, expiration, or termination of this Agreement.

12.	Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund. Any such amendment must be in writing and signed by each party.

13.	Assignment

Manager will not assign any of its rights or obligations hereunder without the written consent of TIP, it being understood that any change in control of Manager shall be deemed to be an assignment for purposes of this paragraph. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

14.	Notices

All notices, requests, or other communications required to be given pursuant to this Agreement shall be in writing, and email shall be accepted if agreed to between the parties, and shall be deemed duly given or received when delivered electronically, in writing, or sent by fax or three (3) business days after mailing via registered mail postage prepaid as follows:

Fund:

TIFF Investment Program

c/o TIFF Advisory Services, Inc.

Attn: General Counsel

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

Fax:       610-684-8080

Email:    miops@tiff.org with a copy to legal@tiff.org

Manager: CenterBook Partners LP Attn: Mark Mennitt 55 Railroad Avenue Greenwich, CT 06830 Phone: 203-485-5280 Email: mmennitt@centerbook.com

Each party may change its address by giving notice to the other party as herein required.

15.	Entire Agreement

This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof, and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

16.	Severability

If any provision of this Agreement is held invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of a federal law reflected in any provision of this Agreement is altered by a rule of the U.S. Securities and Exchange Commission, regulation or order, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17.	Counterparts

This Agreement may be executed in counterparts, and each counterpart shall be deemed to be an original, but all of which together, shall constitute one and the same instrument. For the avoidance of doubt, affirmation or signature of this Agreement by way of an electronic signature or by a signature or a representation of a signature affixed by mechanical means (an “Electronic Signature”) shall constitute the execution and delivery of a counterpart of this Agreement by or on behalf of such person intending to be bound by the terms of this of this Agreement. Any person providing an Electronic Signature further agrees to take any and all additional actions, if any, evidencing their intent to be bound by the terms of this Agreement, as may be reasonably requested.

18.	Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the State of Delaware without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

19.	Confidential Information

Any information or recommendations supplied by any party to this Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”).

No party may use or disclose to others Confidential Information about the other party, except solely for the legitimate business purposes of the Fund if such disclosure is made in compliance with TIP’s procedures on the disclosure of portfolio holdings, when applicable; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains.

TIP and TAS hereby acknowledge and attest that, to the extent the Manager generates, provides directly or allows to be inferred through portfolio visibility to TAS or TIP any Confidential Information with respect to the Managed Assets or the markets in which the Manager invests such Managed Assets, such Confidential Information shall solely be used for monitoring, compliance and hedging purposes and may not be used by TAS or TIP for any other purpose, or otherwise disclosed to any other person, in each case without the express written consent of the Manager except as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over TIP or TAS or the Manager. For the avoidance of doubt, the Confidential Information may not be used by TIP, TAS or any of its affiliated agents for any investment purposes other than for hedging based on the use of this Confidential Information even if it is combined with other information from other sources and used in derivative forms.

Nothing in this section shall be deemed to prevent TIP from providing to third parties information identifying the name and investment performance of the Manager. No party may trade in any securities issued by another party while in possession of material non-public information about that party. The Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

*     *    *

In witness whereof, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

TIFF Investment Program	CenterBook Partners LP
on behalf of the Fund

/s/ Robert Zion	/s/ Mark Mennitt
Signature	Signature

Robert Zion, Chief Operating Officer	Mark Mennitt,
Chief Operating Officer and Chief Financial Officer

Schedule I

to the

Money Manager Agreement (the “Agreement”)

Dated as of ________, 2022

between

CenterBook Partners LP (the “Manager”) and

TIFF Multi-Asset Fund (the “Fund”)

Fee Calculation

Compensation

As compensation for the investment management services performed by the Manager pursuant to this Agreement, the Fund will pay to the Manager (i) an asset-based fee (the “Investment Management Fee”) plus, where applicable, (ii) a performance-based fee (the “Performance Fee”), each as described herein. For all calculations described hereunder, the net asset value (“NAV”) of the Managed Assets shall be gross of all expenses, charges, and fees, except for the following:

(i)	sub-custodian transaction charges related to investments of the Managed Assets; and
(ii)	the Manager’s Investment Management Fees; and
(iii)	brokerage commissions incurred by the Managed Assets; and
(iv)	short sale transaction charges, memo pledging costs, and borrowing costs related to short sale activities by the Managed Assets.

All capitalized terms used but not defined in this Schedule I will have the meanings ascribed to them in the Agreement.

Certain Defined Terms

Calculation Period: The period that:

(a) begins on the later of:

(i)	January 1 of any year for which compensation is to be paid; or
(ii)	for each new contribution within a calendar year the inception date of that addition

(b) ends on the earlier of:

(i)	December 31 of such year, even if less than 12 full months and even in the event of a partial withdrawal; or
(ii)	with respect to a Tranche from which a full withdrawal is made, the date of such withdrawal.

Tranches: The Managed Assets placed with the Manager. Each additional contribution of assets becomes a separate “Tranche” of Managed Assets.

At the end of any Calculation Period for which a Performance Fee has been paid with respect to two or more Tranches, such Tranches shall be combined into a single Tranche NAV Account (as defined below). Tranches for which no Performance Fee is paid shall remain separate Tranches and will not be combined.

Benchmark Rate: The Benchmark Rate is the rate of return of the MSCI ACWI 100% Hedged to USD Index (MU127084).

Account Values: A memorandum account shall be established for each Tranche (each an “NAV Account”), each with a Beginning of Period (“BOP”) Account Value and an End of Period (“EOP”) Account Value to be determined as follows:

•	For each NAV Account’s first Calculation Period, the BOP Account Value will equal the initial investment amount of the Tranche.

•	For all Calculation Periods, the EOP Account Value will equal:

o	the NAV of the NAV Account at the end of the Calculation Period prior to the payment of any Performance Fee, minus
o	the deduction of all fees and expenses (as noted above in Compensation).

•	For an NAV Account’s subsequent Calculation Period, the BOP Account Value will equal:

o	the NAV of the NAV Account as of the last day of such prior Calculation Period minus
o	the dollar amount of the Performance Fee paid for that Calculation Period, if any (and after withdrawals, if any).

•	In the event of a partial withdrawal from a Tranche, the BOP Account Value for the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted by multiplying the BOP Account Value of such NAV Account by (a) one (1), minus (b) a fraction, in which the numerator is the dollar amount of the withdrawal and the denominator is the NAV of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

BOP Account Value = (NAVt) * (1-Withdrawal/NAVt-1)

Benchmark Account: A separate benchmark memorandum amount will be calculated for each Tranche (“Benchmark Account”). Each Tranche’s Benchmark Account will have a Benchmark Account BOP Value and Benchmark Account EOP Value to be determined as follows.

•	For a Tranche’s first Calculation Period, the Benchmark Account BOP Value will be equal to that Tranche’s BOP Account Value.

•	For all Calculation Periods, the Benchmark Account EOP Value will equal the Benchmark Account BOP Value multiplied by the sum of (i) one (1), plus (ii) Benchmark Rate.

•	For any subsequent Calculation Period, the Benchmark Account BOP Value shall be determined as follows:

•	If there is Excess Return for the preceding Calculation Period, the Benchmark Account BOP Value will equal the BOP Account Value for the new Calculation Period.

•	If there is no Excess Return for the preceding Calculation Period, the Benchmark Account EOP Value for such Tranche as of the last day of the Calculation Period just ended will be the Benchmark Account BOP Value for such Tranche in the immediately succeeding Calculation Period.

•	In the event of a partial withdrawal from a Tranche, the Benchmark Account BOP Value for the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted by multiplying the Benchmark Account BOP Value by (a) one (1), minus (b) a fraction, in which the numerator is the dollar amount of the withdrawal and the denominator is the NAV of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

For purposes of calculating the Performance Fee, withdrawals from Tranches will be deemed to occur on a “first-in first-out” basis. For the avoidance of doubt, the payment of Investment Management or Performance Fees shall not be considered withdrawals.

Calculation and Payment of Management Fee: The Fund will pay the Manager as indicated below:

Manager assets under management (MAUM)*	Management Fee Rate Year 1-3	Management Fee Rate Year 4+	Performance Fee Rate
<1 billion	1.15%	1%	20%
>1 billion	.90%	.75%	17.5%
>2 billion	.65%	.50%	15%
>3 billion	.40%	.25%	15%
>5 billion	.40%	.25%	10%

*MAUM as defined herein shall include the total of both discretionary and non-discretionary assets under management of the Manager of any investment style in any investment product or account offered, managed, or advised by the Manager or its affiliates or subsidiaries. For the avoidance of doubt total assets shall include all assets managed by Manager or any of Manager’s affiliates or subsidiaries, for TIFF Advisory Services, Inc., (“TAS”) the adviser to the Fund, or any of TAS’ affiliates or subsidiaries.

The Management Fee will be calculated daily, as of the last day of the calendar month. The Management Fee Rate in force for any month will be determined based on the MAUM as of the end of that month. The Management Fee due will equal the average balance of the Managed Assets during that month multiplied by the number of days in the period divided by the number of days in the year. The Management Fee will be paid no later than the last day of the month after the month to which the fee relates and will be prorated for periods less than a full calendar month.

The Management Fee will be paid as follows:

Calculation and Payment of Performance Fee:

Excess Return: Excess Return is the difference between the EOP Account Value of any NAV Tranche and the Benchmark Account EOP Value for such Tranche.

Performance Fee: The Performance Fee will be calculated at the end of each Calculation Period. The Performance Fee Rate in force will be determined based on the average month-end MAUM during the Calculation Period.

If the Excess Return is positive, the Performance Fee due will be equal to the greater of

•	Excess Return multiplied by the Performance Fee Rate less the total dollar amount of total Management Fees incurred for the current Calculation Period

OR

•	Zero. For the avoidance of doubt, if the Excess Return multiplied by the Performance Fee rate is less than or equal to the Management Fees already incurred for the current Calculation Period, no Performance Fee will be due.

In the event of a partial withdrawal, the Performance Fee, if any, pertaining to such withdrawn assets shall be determined immediately prior to such withdrawal and will be multiplied by a fraction, of which the numerator is the dollar amount withdrawn and the denominator is the NAV of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

Performance Fees shall be payable in arrears in the month that follows the last calendar month of the Calculation Period. Performance Fees and payment thereof shall be calculated separately for each Tranche. Performance Fees shall be paid from the applicable Tranche.

Performance Fee Due = Excess Return * Performance Fee Rate – (Management Fee)

Most Favored Nation: Manager agrees that as of the date of this Schedule, the terms herein pertaining to the Investment Management Fee and the Performance Fee offered to the Fund are at least as favorable on an all-in basis (after certain research and data expenses which are not borne by the Fund but are incurred by the other investors) as those given to other investors with the Manager. If more favorable terms pertaining to an Investment Management Fee and/or Performance Fee (on all-in basis) are granted, after the date of this Schedule or the Money Manager Agreement between the Manager and the Fund, to another investor who has invested an amount of capital with the Manager that is less than or equal to the investment made by the Fund for the same or substantially similar investment strategy, the Manager will offer to the Fund the same all-in favorable terms as of the same date provided to such other investor. Notwithstanding the foregoing, the Fund’s most favored nation’s right shall not apply to any more favorable terms pertaining to fees granted to the directors, officers, members, and employees of the Manager and/or its affiliates (including their family members or associated entities).

TIFF INVESTMENT PROGRAM

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania 19087

TIFF Multi-Asset Fund

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION STATEMENT

An Information Statement intended for all persons owning shares (“members”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program (“TIP”), is available on the internet. This communication presents only an overview of the more complete Information Statement. We encourage members to access and review all of the important information contained in the Information Statement.

The following material is available for review: Information Statement for TIFF Multi-Asset Fund

The Information Statement provides members of Multi-Asset Fund with information regarding: i) an amendment (the “amendment”) to the existing money manager agreement and fee schedule between TIP and Amundi Asset Management US, Inc. (“AmundiUS”); and (ii) a money manager agreement between TIP and CenterBook Partners LP (“CenterBook”), a new money manager managing assets on behalf of the Fund. At a meeting held on April 26, 2022, the Board of Trustees of TIP (the “Board” or the “Trustees”), all of whom are not “interested persons” of TIP, as such term is defined in the Investment Company Act of 1940, as amended, approved the amendment with AmundiUS and the new money manager agreement with CenterBook.

AmundiUS manages three separate investment mandates for Multi-Asset Fund. The first investment mandate focuses on US Treasury inflation-protected securities, but may include other US Treasury obligations such as US Treasury bonds, notes, or bills, or other US Treasury or agency obligations, as from time to time determined by AmundiUS in consultation with Multi-Asset Fund’s investment adviser, TIFF Advisory Services, Inc. (“TAS”). US Treasury futures or other derivatives may be used as part of this strategy. In managing this portfolio, AmundiUS focuses on duration (as directed by TAS), maturity, yield, relative valuations, and security selection. The second investment mandate (which, together with the first investment mandate discussed above, is referred to as the “Beta Account”) is a portfolio composed of US Treasury securities. US Treasury futures or other derivatives may be used as part of this strategy. In managing this portfolio, AmundiUS focuses on duration (as directed by TAS), maturity, yield, relative valuations, and security selection. The amendment incorporates a third investment mandate, the credit-risk transfer strategy (referred to as the “CRT Account”), with this portfolio invested in CRT securities using leverage obtained primarily via reverse repurchase agreements. The target leverage amount for the CRT Account is 300%, with a leverage limit of 500%.

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CenterBook manages a diversified portfolio of long and short positions in a global universe of publicly traded equities traded in the US and internationally. CenterBook uses alpha signals extracted from the research and position data of a diversified group of independent, process-oriented fundamental equity managers and combines them with quantitative position sizing and risk management to achieve a diversified portfolio which seeks to deliver attractive attributes of fundamental long/short, multi-manager and systematic strategies in a best ideas portfolio. Using a proprietary, multi-year dataset, CenterBook may have long exposure of up to 150% of net assets and short exposure of up to 85% of net assets, with an aggregate gross exposure limit of 220% of net assets. Actual long and short exposures will vary according to market conditions. The Information Statement contains additional information about each of AmundiUS and CenterBook, the terms of the existing agreement and the amendment with AmundiUS, the new money manager agreement with CenterBook and the Board’s consideration of the amendment with AmundiUS and the new money manager agreement with CenterBook.

TAS and TIP have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (the “SEC”) that permits TAS and the TIP funds to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving member approval of those contracts. Therefore, TIP is not soliciting proxy or consent authority, but instead, in accordance with the Order, is furnishing an Information Statement to members. In lieu of physical delivery of the Information Statement, TIP will make the Information Statement available to members online.

The full Information Statement will be available to review on the Fund’s website at https://www.tipfunds.org until at least September 26, 2022. A paper or email copy of the Fund’s Information Statement, its most recent annual report, and its most recent semi-annual report may be obtained, without charge, by contacting TIFF Member Services by mail, telephone, or email using the contact information below.

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

1-800-984-0084

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Member-specific account data: memberservices@tiff.org

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.

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